UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: April 6, 2005
(Date of earliest event reported: April 1, 2005)
CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release

ITEM 2.02 Results of Operations and Financial Condition

On April 1, 2005, Century Casinos, Inc. issued a press release reporting its net earnings per share for the year ended December 31, 2004. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exhange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits
99  Press Release dated April 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: April 6, 2005	by: /s/ Larry Hannappel
Larry Hannappel, Senior Vice President

Exhibit Index

Exhibit No   Description
99     Press Release dated April 1, 2005